SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 6, 2000


                            FORESTINDUSTRY.COM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



      Delaware                        0-26673                    98-0207081
------------------------------   ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



             2480 Kenworth Road, Nanaimo, British Columbia, V9T 3Y3
          -------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)




       Registrant's telephone number, including area code: (604) 632-3802



          (Former name or former address if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

     On August 16, 2000, the Company signed a non-binding letter of intent to acquire all of the outstanding shares of C.C. Crow Publications, Inc.

     Effective as of October 6, 2000, C.C. Crow Publications cancelled its letter of intent with the Company. As part of the cancellation, C.C. Crow agreed to return all 400,000 shares of the Company's common stock previously put in escrow pending the consummation of this acquisition.

Item 7.  Financial Statements, Pro Forma Financial Information

(c) Exhibits

      99. Press Release

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   October 23, 2000

                                                 forestindustry.com, Inc.



                                            By:  /s/ JOE PERRATON
                                                ---------------------------
                                                Joe Perraton, President